SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 29, 2004

                              GLOBAL SIGNAL INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)

                       Commission File Number 001-32168

                                  65-0652634
                               (I.R.S. Employer
                             Identification No.)

                           301 North Cattlemen Road
                                   Suite 300
                               Sarasota, Florida
                   (Address of principal executive offices)

                                     34232
                                  (Zip Code)

                                (941) 364-8886
                        (Registrant's telephone number)

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On October 29, 2004, Global Signal, Inc. (the "Company"), through its wholly owned subsidiary, Pinnacle Towers Acquisition LLC, completed the acquisition of 163 out of 237 communications sites for $86.7 million, including estimated fees and expenses, pursuant to the previously disclosed Asset Purchase Agreement among Pinnacle Towers Acquisition LLC, as purchaser, and Lattice Communications, LLC, as seller (the "Seller"), dated July 29, 2004. The Company expects to complete the acquisition of the remaining communications sites from the Seller in the fourth quarter of 2004 and the first quarter of 2005. The tenants on these towers include the largest U.S. wireless carriers, as well as subsidiaries of Cinergy Corp. Cinergy has multi-year leases on many of these sites and utilizes these towers for their private communications and microwave network. The towers are located primarily in Indiana, Ohio, Alabama, Kansas and Georgia. No prior material relationship existed between the Company and the Sellers or any of our affiliates, any director or officer of the Company, or any associate of any such director or officer.

         The foregoing description of the transaction does not purport to be complete description of all of the material terms of the transaction and is qualified in its entirety by reference to the documents that are referenced in this report.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.

         The financial statements of the acquired business have been omitted from this report and will be filed in an amendment to this Current Report on Form 8-K within the time frame permitted for such filing in reliance on Item
9.01 (a)(4) of Form 8-K.

         (b) Pro Forma Financial Information.

         The pro forma financial information required by this item has been omitted from this report and will be filed in an amendment to this Current Report on Form 8-K within the time frame permitted for such filing in reliance on Item 9.01 (b)(2) of Form 8-K.

         (c) Exhibits

2.1 Asset Purchase Agreement by and between Lattice Communications, LLC and Pinnacle Towers Acquisition LLC, dated July 29, 2004* (incorporated by reference to Exhibit 2.2 of the Company's Form 10-Q (No. 001-32168) filed on August 13, 2004)

* Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL SIGNAL INC.
                                       --------------------------------
                                       (Registrant)

Date: November 4, 2004
                                       By: /s/ Ronald G. Bizick, II
                                           ----------------------------
                                          Ronald G. Bizick, II
                                          Executive Vice President of
                                          Corporate Development and Operations

                                 EXHIBIT INDEX

Exhibit Number    Exhibit

2.1               Asset Purchase Agreement by and between Lattice
                  Communications, LLC and Pinnacle Towers Acquisition LLC, dated July 29, 2004* (incorporated by reference to Exhibit
                  2.2 of the Company's Form 10-Q (No. 001-32168) filed on August 13, 2004)

* Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.